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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2006


                             Berkshire Bancorp Inc.
               (Exact name of registrant as specified in charter)


          Delaware                    01-13649              94-2563513
(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)



           160 Broadway, New York, New York                     10038
       (Address of Principal Executive Offices)              (Zip Code)



        Registrant's telephone number, including area code (212) 791-5362



                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On May 10, 2006, Thomas V. Guarino, a director of Berkshire Bancorp Inc. (the "Company") tendered his resignation as a director of the Company and its subsidiary, The Berkshire Bank, effective August 31, 2006, because he has committed to start a business relationship with a Rockland County bank and wishes to avoid a conflict of interest. He expects the arrangement with the other bank to close during the next few months. Mr. Guarino is a nominee of the Board of Directors of the Company for election as a director at the Annual Meeting of Stockholders scheduled for Wednesday, May 17, 2006, and, if elected at such meeting, he will serve until the foregoing effective date of his resignation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  BERKSHIRE BANCORP INC.


Date:    May 16, 2006
                                                  By: /s/ Steven Rosenberg
                                                      --------------------------
                                                  Name:  Steven Rosenberg
                                                  Title: President


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